UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      March 11, 2008

Northern States Power Company

(Exact name of registrant as specified in charter)

Minnesota

(State or other jurisdiction of incorporation)

001-31387	41-1967505
(Commission File Number)	(IRS Employer Identification No.)

414 Nicollet Mall, Minneapolis, Minnesota	55401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:       (612) 330-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Item 8.01. Other Events

On March 11, 2008, Northern States Power Company, a Minnesota corporation (the “Company”), sold $500 million in aggregate principal amount of the Company’s 5.25% First Mortgage Bonds, Series due March 1, 2018 (the “Bonds”), pursuant to the Underwriting Agreement by and between the Company and Barclays Capital Inc. and J.P. Morgan Securities Inc., as representatives of the underwriters named therein. The Bonds are being issued pursuant to the registration statement on Form S-3 (File No. 333-147958) (the “Registration Statement”). A prospectus supplement relating to the offering and sale of the Bonds was filed with the Securities and Exchange Commission on March 12, 2008. The Bonds will be governed by the Company’s Trust Indenture, dated February 1, 1937, as amended, supplemented and restated, by and between the Company and The Bank of New York Trust Company, N.A., as successor trustee, and the Supplemental Trust Indenture dated as of March 1, 2008.

This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with that offering and sale for incorporation by reference into the Registration Statement.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

1.01

Underwriting Agreement dated March 11, 2008 between Northern States Power Company and Barclays Capital Inc. and J.P. Morgan Securities Inc., as representatives of the Underwriters named therein, relating to $500,000,000 principal amount of 5.25% First Mortgage Bonds, Series due March 1, 2018.

4.01

Supplemental Indenture dated March 1, 2018 between Northern States Power Company and The Bank of New York Trust Company, N.A., as successor Trustee, creating $500,000,000 principal amount of 5.25% First Mortgage Bonds, Series due March 1, 2018.

5.01	Opinion of Michael C. Connelly regarding the validity of certain securities.

12.01	Statement of computation of ratio of earnings to fixed charges.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northern States Power Company
(a Minnesota Corporation)

	By:	/s/ Benjamin G.S. Fowke III
Name: Benjamin G.S. Fowke III
	Title:	Vice President and Chief
Financial Officer

Dated: March 17, 2008

EXHIBIT INDEX

Exhibit No.	Description

1.01

Underwriting Agreement dated March 11, 2008 between Northern States Power Company and Barclays Capital Inc. and J.P. Morgan Securities Inc., as representatives of the Underwriters named therein, relating to $500,000,000 principal amount of 5.25% First Mortgage Bonds, Series due March 1, 2018.

4.01

Supplemental Indenture dated March 1, 2018 between Northern States Power Company and The Bank of New York Trust Company, N.A., as successor Trustee, creating $500,000,000 principal amount of 5.25% First Mortgage Bonds, Series due March 1, 2018.

5.01	Opinion of Michael C. Connelly regarding the validity of certain securities.

12.01	Statement of computation of ratio of earnings to fixed charges.